                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 6, 2007
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

            New York                  0-3319                   13-1784308
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        (State or other             (Commission              (IRS Employer
 jurisdiction of incorporation)     File Number)           Identification No.)

        11550 West King Street, Franklin Park, IL                     60131
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         (Address of principal executive offices)                   (Zip Code)

           Registrant's telephone number, including area code (847) 288-7000
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          (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 6, 2007, Del Global Technologies Corp., a New York
corporation, (the "Company"), announced its results for the fiscal 2007 second quarter.

      A copy of the press release is furnished as Exhibit 99.1 to this report.

      The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS

            Exhibit No.       Exhibits
            -----------       --------

            99.1              Press Release dated March 6, 2007 (announcing
                              fiscal 2007 second quarter financial results).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DEL GLOBAL TECHNOLOGIES CORP.
                                          --------------------------------------
                                                       (Registrant)

Date:  March 6, 2007                      By:  /s/ Mark A. Zorko
                                               ---------------------------------
                                               Mark A. Zorko
                                               Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated March 6, 2007 (announcing 2007
                        second quarter financial results).